As filed with the U.S. Securities and Exchange Commission on November 30, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22951

FundX Investment Trust
 (Exact name of registrant as specified in charter)

101 Montgomery Street, Suite 2400
San Francisco, CA 94104
(Address of principal executive offices) (Zip code)

Jason Browne
101 Montgomery Street, Suite 2400
San Francisco, CA 94101
 (Name and address of agent for service)

(415) 248-8366
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2017

Item 1. Reports to Stockholders.

FundX

UPGRADER FUNDS

2017

ANNUAL REPORT

SEPTEMBER 30, 2017

Annual Report 2017	Upgraderfunds.com	1

1969	FundX Investment Group (then called DAL) is a registered investment advisor (RIA).

1976	The firm starts publishing NoLoad FundX newsletter.

2001	The firm packages its most popular growth model as a mutual fund, introducing the FundX Upgrader Fund (FUNDX).

2002	Inception of three additional funds: FundX Aggressive Upgrader Fund (HOTFX), FundX Conservative Upgrader Fund (RELAX), and FundX Flexible Income Fund (INCMX).

2008	Inception of the FundX Tactical Upgrader Fund (TACTX), which seeks less volatility than the stock market.

2017	Inception of the FundX Sustainable Impact Fund (SRIFX), a fund that aims to help investors build wealth and a better world.
Knowledgeable Portfolio Management
We’ve been managing portfolios of noload mutual funds since 1969. We monitor thousands of mutual funds and ETFs and make timely portfolio changes.

A Strategy You Can Understand
We developed the Upgrading strategy, which is designed to keep our portfolios invested in top-ranked funds. Upgrading ranks noload mutual funds and ETFs based on recent performance. We buy top performers and hold these funds only while they remain top ranked.

FundX Upgrader Funds
The FundX Upgrader Funds are a series of mutual funds that invest in underlying mutual funds and exchange traded funds (ETFs) based on our Upgrading strategy. The Funds offer various levels of potential risk and reward.

A Portfolio that Responds to Market Changes
Market trends rotate between large-cap and small-cap stocks, growth and value styles of investing, and geographic regions. Our Upgrading strategy aligns the FundX Upgrader Fund portfolios with these trends. The FundX Upgrader Funds have the flexibility to invest both domestically and globally in the sectors, regions and strategies that have strong recent returns.

2	Annual Report 2017

September 30, 2017

Dear Shareholders,
Global stock markets and all of the Upgrader Funds posted gains for the 12 months ending September 30, 2017.

It was an unusually stable period for stocks. Despite fears that global markets would decline after the 2016 Presidential election or when interest rates rose, stocks around the globe posted double-digit returns for the year. The S&P 500 was up 18.61% and the MSCI All-Country World index gained 18.65%.

Capitalizing on global market trends
While stock markets climbed steadily during the year, some areas of the market did better than others. U.S. markets led in the first half of the Annual Report period. The S&P 500 was up 10.12% for the six months ending March 30, 2017, while foreign markets, as measured by the MSCI EAFE, gained 6.48%. In the second half of the year, however, foreign markets, particularly Europe and emerging markets, did best. The MSCI EAFE gained 11.86%, while the S&P 500 was up 7.71%.

Our Upgrading strategy is designed to adapt to these changes. We started the Annual Report period primarily invested in U.S. funds, and as foreign markets began to bring in strong recent returns, we added exposure to international and global funds. By September 30, 2017, the equity Upgrader Funds were far more globally diversified.

These changes improved performance in the second half of the Annual Report period. The equity Upgrader Funds trailed the indexes for the full 12-month period, but they closed in on their benchmarks in the last six months, and for last three months, the Upgrader Fund (FUNDX), Aggressive Upgrader Fund (HOTFX), and the Sustainable Impact Fund (SRIFX) outpaced the S&P 500 and the MSCI All-Country World index.

Making a sustainable impact
At the end of March, we introduced our newest fund: the FundX Sustainable Impact Fund (SRIFX). This fund integrates environmental, social and governance (ESG) ratings into our time-tested Upgrading strategy. It invests in diversified stock funds that have both strong recent returns and good environmental, social and governance (ESG) ratings. The fund has had a terrific start. Since its March 31, 2017 inception, SRIFX is up 10.08% outpacing the S&P 500 (7.71%) and the MSCI All-Country World index (9.68%).

The power of a flexible approach to fixed income
It was a tough year for bonds as the Federal Reserve raised interest rates three times during the Annual Report period. The Bloomberg Barclays Aggregate Bond index was barely positive, up 0.07%. The bond index focuses on higher-quality government bonds, which can be more sensitive to changing interest rates. Our flexible approach to fixed income, on the other hand, can seek out areas of the bond market that may hold up better when interest rates rise.

The Flexible Income Fund (INCMX) owned high-yield bonds, strategic or “go anywhere” bond funds, and floating-rate funds, which contributed to its benchmark-beating 4.74% gain for the past 12 months.

Looking forward
Change is a constant in life and in the markets, but one thing that remains the same is our unwavering commitment to helping you use the Upgrader Funds to build wealth, navigate changing markets and reach lifelong investment goals.

Thank you for your investment in the funds and for your continued support.

Janet Brown
President, FundX Investment Group

Annual Report 2017	Upgraderfunds.com	3

Past performance does not guarantee future results.

The information  provided in this letter represents the opinion of the author and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. The FundX Upgrader Funds (“Funds”)  are considered “funds  of funds”  and an investor will indirectly bear the principal risks and its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than they would if they invested directly in the underlying funds. The Funds employ an “Upgrading” strategy whereby investment decisions are based on near-term performance, however, the Funds may be exposed to the risk of buying underlying funds immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value. The Funds invest in underlying funds and these underlying funds may invest in securities of small companies, which involve greater volatility than investing in larger, more established companies, or they may invest in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods; these risks are greater for investments in emerging markets. The underlying funds may invest in debt securities, which typically decrease in value when interest rates rise; this risk is usually greater for longer-term debt securities. Lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. While the Upgrader Funds are diversified, the underlying funds may invest in a limited number of issuers and therefore may be considered non-diversified.The underlying funds may engage in short sales; an underlying fund’s investment performance may suffer if it is required to close out a short position earlier than intended. Some underlying funds may borrow money for leveraging and will incur interest expense. Some underlying funds may use derivatives,which involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount  to its net asset value, an active secondary trading  market  may not develop or be maintained,  or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The underlying funds may invest in asset-backed and mortgage-backed securities, which involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility  to adverse economic developments. The underlying funds, particularly  some ETFs, may use investment techniques considered to be aggressive, including using futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.

Sector weighting and fund holdings are subject to change at any time and mention of them should not be construed as recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for further sector and holdings information.

Correlation is the degree which two assets move in relation to each other. Duration is an approximate measure of a bond’s price sensitivity to changes in interest rates.

References to other funds should not be interpreted as an offer of these securities.

The S&P 500®  Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.

The Barclays Aggregate Bond Index is an unmanaged index generally representative of intermediate-term  government bonds, investment grade corporate debt securities and mortgage-backed securities. An investment cannot be made directly in an index.

The MSCI All Country World Index (ACWI) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI EAFE Index (Morgan Stanley Capital International, Europe, AustralAsia and Far East) is an unmanaged index of over 1000 foreign common stock prices including the reinvestment of dividends.

While the funds are no-load, management fees and expenses still apply. Diversification does not assure a profit or protect against a loss in a declining market. Please refer to prospectus for further details.

Diversification does not guarantee a profit or protect from loss in a declining market.

Must be preceded or accompanied by a prospectus.

The FundX Upgrader Funds are distributed by Quasar Distributors, LLC.

4	Annual Report 2017

The Upgrader Fund (FUNDX) is our flagship equity fund. It owns a portfolio of core diversified equity funds that tend to have average risk. FUNDX invests in funds and ETFs that have strong recent returns because these funds may continue to do well in the coming months or even years, a phenomenon known as ‘persistence of performance’.

By continually buying into funds with strong recent returns, FUNDX seeks to participate in global stock market trends, such as the rotation between growth and value stocks, large-and small-cap stocks, and international and domestic stocks.

Because markets change
Stock markets changed during the Annual Report period. Value stocks fell out of favor and large-cap growth stocks bounced back. In the second half of the year, foreign stocks outpaced those in the U.S.

We believe that changing markets can bring new investment opportunities, and over the past 12 months, we sought to take advantage of momentum in large-cap growth and foreign stock funds.

How FUNDX navigated changing market trends
FUNDX started the Annual Report period primarily invested in U.S. funds, mostly value and mid-cap funds, including Artisan Value (ARTLX), iShares Core S&P Mid Cap (IJH), and Federated Strategic Value Dividend (SVAIX).

Mid-cap value was one of the leading areas of the market in 2016, but it fell out of favor in early 2017, as large-cap growth stocks and foreign markets began to bring in stronger recent returns. We responded to these changes by replacing FUNDX’s value and mid-cap positions in the first half of 2017 with stronger performing funds.

By June 30, 2017, FUNDX was substantially invested in large-cap growth funds and foreign funds, including Fidelity Blue Chip Growth (FBGRX), iShares Europe (IEV) and Oakmark International (OAKIX). One fund was held all year: Parnassus Endeavor (PFPWX), a large-cap sustainable fund that continued to bring in strong recent returns during the Annual Report period.

FUNDX’s positions in the first part of the Annual Report period hurt its performance over the full 12 months. FUNDX gained 14.45%, while the S&P 500 was up 18.61%, and the MSCI All-Country World index gained 18.65%.
Shifting FUNDX’s portfolio into large-cap growth and foreign funds improved performance in the second half of the Annual Report period. FUNDX closed in on the S&P 500 over the trailing six months – up 7.59% compared to the index’s 7.71%–and for the past three months, FUNDX outpaced both the S&P 500 and MSCI All-Country World indexes. FUNDX was up 5.95%, while the S&P 500 gained 4.48% and the MSCI All-Country World index was up 5.18%.

Looking ahead
Market trends typically rotate between U.S. and foreign stocks about every five years, but the U.S. markets have been the place to be for most of the last eight years. While some would say we are overdue for a new foreign trend, it’s too soon to tell if the recent strength in foreign markets represents the start of a major market trend. What we do know is that our time-tested Upgrading strategy has a strong record of navigating these changes, and we believe that adapting to these changes has the potential to reward investors over the long term.

Annual Report 2017	Upgraderfunds.com	5

FundX Upgrader Fund
Value of $10,000 vs S&P 500 Index and MSCI ACWI Index

FundX Upgrader Fund	$14,054
S&P 500 Index	$20,488
MSCI ACWI Index	$14,634

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

As of 9/30/17	1 Year	3 Year	5 Year	10 Year
FundX Upgrader Fund	14.45%	7.01%	10.66%	3.46%
S&P 500 Index	18.61%	10.81%	14.22%	7.44%
MSCI ACWI Index	18.65%	7.43%	10.20%	3.88%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

6	Annual Report 2017

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2017

Shares	Investment Companies: 99.8%	Value
	Core Funds: 99.8%
95,426	AB Sustainable Global Thematic Fund - Advisor Class ^	$11,057,957
947,549	Dodge & Cox Global Stock Fund	13,256,218
221,677	Fidelity Blue Chip Growth Fund	18,580,978
196,250	iShares Edge MSCI USA Momentum Factor ETF	18,777,200
396,200	iShares Europe ETF	18,569,894
932,127	Lazard Global Listed Infrastructure Portfolio - Institutional Class	15,538,568
491,847	Oakmark Global Fund - Investor Class	16,880,197
710,145	Oakmark International Fund - Investor Class	20,430,871
157,641	Oppenheimer Global Fund - Class Y	15,018,462
208,813	Parnassus Endeavor Fund - Institutional Class	7,861,803
111,001	T. Rowe Price Blue Chip Growth Fund, Inc. - Retail Class	10,285,322
277,733	T. Rowe Price Growth Stock Fund, Inc. - Retail Class	18,635,863
320,300	Vanguard FTSE Europe ETF	18,683,099
173,200	Vanguard Mega Cap Growth ETF	18,137,504
	Total Core Funds	221,713,936

	Total Investment Companies
	(Cost $205,069,537)	221,713,936

	Short-Term Investments: 0.3%
590,460	Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.910% #	590,460

	Total Short-Term Investments
	(Cost $590,460)	590,460

	Total Investments: 100.1%
	(Cost $205,659,997)	222,304,396
	Liabilities in Excess of Other Assets: (0.1)%	(222,518)
	Net Assets: 100.0%	$222,081,878

	# Annualized seven-day yield as of September 30, 2017.

 ^ A portion of the securities held by the fund are considered to be illiquid. The fair value total of the portion of all such illiquid securities is $2,302,782 (representing 1.0% of net assets). See note 2 of the financial statements.

	The accompanying notes are an integral part of these financial statements.

Annual Report 2017	Upgraderfunds.com	7

The Aggressive Upgrader Fund (HOTFX) invests in aggressive equity funds and sector funds that have strong recent returns because funds that have done well recently may continue to do well in the coming months or even years, a phenomenon known as ‘persistence of performance’.

By continually buying into funds with strong recent returns, HOTFX seeks to capitalize on sector rotations as well as broad market trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks.

Because markets change
Stock markets changed during the Annual Report period. Small-cap value stocks fell out of favor and large-cap growth stocks bounced back. In the second half of the year, foreign stocks, particularly emerging markets, outpaced those in the U.S.

We believe that changing markets can bring new investment opportunities, and over the past 12 months, we sought to take advantage of momentum in large-cap growth and emerging market stock funds.

How HOTFX navigated changing market trends
HOTFX started the Annual Report period mostly invested in U.S. funds, especially small-cap value funds like iShares Russell 2000 Value (IWN) and Vanguard Small Cap Value ETF (VBR).

Small-cap value stocks were one of the top performing areas in 2016, but they fell out of favor in early 2017, and larger-cap stocks, particularly technology companies, and foreign markets began to bring in stronger recent returns.

We responded to these changes, selling all of our small-cap value positions in the first part of 2017 and adding positions in large-cap technology-heavy funds like PowerShares QQQ (QQQ) and Fidelity OTC (FOCPX), both of which have about 50% in technology companies. We also boosted our foreign and emerging market exposure, buying iShares Emerging Markets (EEM), iShares MSCI EMU (EZU) and Vanguard International Growth (VWILX).

HOTFX can also invest in sector and single country funds. We had additional technology exposure during the Annual Report period from VanEck Semiconductors (SMH), which was held all year. As the tech sector continued to do well, we added iShares North America Software (IGV) and Janus Henderson Global Technology (JATIX) in the second quarter.

HOTFX’s positions in the first half of the Annual Report period hurt its performance over the full 12 months. For the full 12 months, HOTFX gained 8.77%, trailing the S&P 500, which gained 18.61%, and the MSCI All-Country World index, up 18.65%. A year ago, HOTFX held a few Asia and emerging markets funds, which were negative in the fourth quarter of 2016, while U.S. markets surged. We also had roughly 25% in small-cap value funds at the start of the year, and these funds lost ground in the first quarter of 2017. In both cases, we sought to the limit the damage by replacing these lagging positions with stronger-performing funds.

Technology, growth and foreign positions contributed to HOTFX’s stronger performance in the second half of the Annual Report period. For the trailing six months, HOTFX outpaced the S&P 500, up 7.99% versus 7.71% for the index, and for the three months, HOTFX gained 6.11% surpassing both the S&P 500, up 4.48%, and the MSCI All-Country World index, up 5.18%.

Looking ahead
Market trends typically rotate between U.S. and foreign stocks about every five years, but the U.S. markets have been the place to be for most of the last eight years. While some would say we are overdue for a new foreign trend, it’s too soon to tell if the recent strength in foreign markets represents the start of a major market trend. What we do know is that our time-tested Upgrading strategy has a strong record of navigating these changes, and we believe that adapting to these changes has the potential to reward investors over the long term.

8	Annual Report 2017

FundX Aggressive Upgrader Fund
Value of $10,000 vs S&P 500 Index and MCSI ACWI Index

FundX Aggressive Upgrader Fund	$12,886
S&P 500 Index	$20,488
MSCI ACWI Index	$14,634

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

As of 9/30/17	1 Year	3 Year	5 Year	10 Year
FundX Aggressive Upgrader Fund	8.77%	5.26%	8.83%	2.57%
S&P 500 Index	18.61%	10.81%	14.22%	7.44%
MSCI ACWI Index	18.65%	7.43%	10.20%	3.88%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.
Annual Report 2017	Upgraderfunds.com	9

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2017

Shares	Investment Companies: 99.9%	Value
	Aggressive Funds: 68.7%
49,669	Baron Partners Fund - Institutional Class *	$2,442,245
35,729	Fidelity OTC Portfolio	3,721,576
30,500	iShares MSCI All Country Asia ex Japan ETF	2,202,710
52,300	iShares MSCI Emerging Markets ETF	2,343,563
119,900	iShares MSCI Eurozone ETF	5,194,068
159,547	Oakmark International Small Cap Fund - Investor Class	2,890,988
71,942	Oppenheimer Global Opportunities Fund - Class Y	4,463,980
33,800	PowerShares QQQ Trust Series 1	4,916,210
17,751	Vanguard International Growth Fund - Admiral Class	1,643,254
	Total Aggressive Funds	29,818,594
	Sector Funds: 31.2%
34,100	iShares MSCI South Korea Capped ETF	2,354,946
19,200	iShares North American Tech-Software ETF	2,808,192
93,408	Janus Henderson Global Technology Fund - Class I	2,793,820
46,598	Matthews China Fund - Institutional Class	1,047,996
48,400	VanEck Vectors Semiconductor ETF	4,516,688
	Total Sector Funds	13,521,642

	Total Investment Companies
	(Cost $39,256,108)	43,340,236

	Short-Term Investments: 0.2%
68,191	Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.910% #	68,191

	Total Short-Term Investments
	(Cost $68,191)	68,191

	Total Investments: 100.1%
	(Cost $39,324,299)	43,408,427
	Liabilities in Excess of Other Assets: (0.1)%	(32,134)
	Net Assets: 100.0%	$43,376,293
	# Annualized seven-day yield as of September 30, 2017.
	* Non-income producing.
	The accompanying notes are an integral part of these financial statements.

10	Annual Report 2017

The Conservative Upgrader Fund (RELAX) is a balanced portfolio of stock and bond funds. It’s designed for investors who seek the growth potential of a stock fund with the lower volatility of a fixed income fund.

RELAX’s stock fund positions seek to capitalize on broad stock market trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks. RELAX’s bond fund positions seek to take advantage of changing bond markets. To mitigate risk, RELAX doesn’t invest in aggressive stock funds, like sector funds, and it has limited exposure to riskier areas of the bond market.

We aim to own stock and bond funds and ETFs that have strong recent returns because funds that have done well recently may continue to do well in the coming months or even years, a phenomenon known as ‘persistence of performance’.

Because markets change
Stock and bond markets changed during the Annual Report period, and we responded to these changes. Smaller-cap value stocks fell out of favor and large-cap growth stocks bounced back. In the second half of the year, foreign stocks outpaced those in the U.S. Interest rates rose, which hurt higher-quality government bonds and longer-term bonds.

We believe that changing markets can bring new investment opportunities, and over the past 12 months, we sought to take advantage of momentum in large-cap growth and foreign stock funds. As interest rates changed, we added to our positions in lower-quality high-yield and strategic bonds, which may be less sensitive to rising rates.

How RELAX navigated changing stock market trends
At the start of the Annual Report period, RELAX’s stock fund exposure was entirely in U.S. funds, primarily value and mid-cap funds, including Artisan Value (ARTLX), iShares Core S&P Mid Cap (IJH), and Federated Strategic Value Dividend (SVAIX).

Mid-cap value was one of the leading areas of the market in 2016, but it fell out of favor in early 2017, as larger-cap U.S. funds, particularly growth funds, and foreign funds began to bring in stronger recent returns. We responded to these changes by replacing value and mid-cap positions in the first half of 2017.

In the second quarter, we added exposure to large-cap growth funds and foreign funds, including Fidelity Blue Chip Growth (FBGRX), iShares Europe (IEV) and Oakmark International (OAKIX). RELAX continued to own mostly large-cap growth and foreign stock funds at the end of the Annual Report period.

One stock fund was held all year: Parnassus Endeavor (PFPWX), a large-cap sustainable fund that continued to bring in strong recent returns throughout the Annual Report period.

How RELAX navigated changing bond market trends
RELAX’s bond allocation at the start of the Annual Report period included diverse mix of intermediate-term, high-yield, floating-rate, strategic and world bond funds.
Longer-term bonds are more sensitive to changing interest rates, so we sought to lower the duration of RELAX’s bond positions by selling intermediate-term bonds in the fourth quarter of 2016. We also sold our 7% stake in world bond funds and used the proceeds to add exposure to lower-duration high-yield and strategic bond funds.

High-yield, strategic and floating-rate funds remained a core part of RELAX’s bond exposure portfolio during the year. High-yield bonds outpaced stocks and higher-quality bonds in 2016, and RELAX owned high-yield bond funds, like Ivy High Income (IVHIX) and MainStay High Yield (MHYIX).

We increased our exposure to strategic funds during the Annual Report period from about 3% to 13% as of September 30, 2017, adding positions in Osterweis Strategic Income (OSTIX), Thompson Bond (THOPX), PIMCO Income (PIMIX) and Pimco Low Duration Income (PFIIX).

Eaton Vance Floating Rate (EIBLX) was held throughout the Annual Report period. Floating-rate funds can be appealing when rates are rising because these funds own pools of bank loans, and the rates on these loans adjust as rates change.

RELAX can also invest in total-return funds, which typically own both stocks and bonds. Because these funds aren’t fully invested in bonds, they tend to have less interest-rate risk. During the last 12 months, RELAX had about 10% invested in total-return funds, including longtime holdings Vanguard Wellesley Income Fund (VWIAX) and Fidelity Real Estate Income (FRIFX).

RELAX’s positions in large-cap growth and foreign stock funds and its additional positions in high-yield and strategic bond funds contributed to its strong performance at the end of the Annual Report period. For the past three months, RELAX’s balanced portfolio gained 4.15% – nearly as much as the S&P 500’s gain of 4.48% and well ahead of the Bloomberg Barclays Aggregate Bond index’s 0.85% gain. For the full 12 months, RELAX gained 11.19%, a middle ground between the returns of the all-stock S&P 500 stock index (18.61%) and the all-bond Bloomberg Barclays Aggregate Bond index (0.07%).

Looking ahead
Stock market trends typically rotate between U.S. and foreign stocks about every five years, but the U.S. markets have been the place to be for most of the last eight years. While some would say we are overdue for a new foreign trend, it’s too soon to tell if the recent strength in foreign markets represents the start of a major market trend.

There’s also considerable uncertainty in the bond markets. No one knows exactly when interest rates might rise or how rising rates might affect the bond market.

What we do know is that our time-tested stock and bond strategies have a strong record of navigating these changes and we believe that adapting to these changes has the potential to reward investors over the long term.

Annual Report 2017	Upgraderfunds.com	11

FundX Conservative Upgrader Fund
Value of $10,000 vs S&P 500 Index and Barclays Aggregate Bond Index

FundX Conservative Upgrader Fund	$15,004
S&P 500 Index	$20,488
Barclays Aggregate Bond Index	$15,196

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

As of 9/30/17	1 Year	3 Year	5 Year	10 Year
FundX Conservative Upgrader Fund	11.19%	5.74%	7.90%	4.14%
S&P 500 Index	18.61%	10.81%	14.22%	7.44%
Barclays Aggregate Bond Index	0.07%	2.71%	2.06%	4.27%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity. Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes. One cannot invest directly in an index.

12	Annual Report 2017

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2017

Shares	Investment Companies: 99.8%	Value
	Bond Funds: 29.5%
144,374	Eaton Vance Floating-Rate Fund - Class I	$1,297,925
226,049	Fidelity Capital & Income Fund	2,314,742
72,199	Fidelity New Markets Income Fund	1,187,676
302,357	Ivy High Income Fund - Class I	2,303,960
313,618	Lord Abbett High Yield Fund - Class I	2,433,675
181,761	Osterweis Strategic Income Fund	2,066,617
138,145	PIMCO Income Fund - Institutional Class	1,718,532
199,360	PIMCO Low Duration Income Fund - Institutional Class	1,710,507
170,982	Thompson Bond Fund	1,956,030
	Total Bond Funds	16,989,664

	Core Funds: 60.8%
290,723	Dodge & Cox Global Stock Fund	4,067,210
41,949	Fidelity Blue Chip Growth Fund	3,516,143
43,700	iShares Edge MSCI USA Momentum Factor ETF	4,181,216
71,300	iShares Europe ETF	3,341,831
178,722	Lazard Global Listed Infrastructure Portfolio - Institutional Class	2,979,302
124,843	Oakmark International Fund - Investor Class	3,591,732
27,192	Parnassus Endeavor Fund - Institutional Class	1,023,793
26,969	T. Rowe Price Blue Chip Growth Fund, Inc. - Retail Class	2,498,986
53,042	T. Rowe Price Growth Stock Fund, Inc. - Retail Class	3,559,112
66,000	Vanguard FTSE Europe ETF	3,849,780
23,000	Vanguard Mega Cap Growth ETF	2,408,560
	Total Core Funds	35,017,665

	Total Return Funds: 9.5%
160,916	Fidelity Real Estate Income Fund	1,967,997
36,033	Gateway Fund - Class Y	1,183,695
35,700	Vanguard Wellesley Income Fund - Admiral Class	2,305,133
	Total Total Return Funds	5,456,825

	Total Investment Companies
	(Cost $54,374,980)	57,464,154

Annual Report 2017	Upgraderfunds.com	13

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2017

Shares		Value
	Short-Term Investments: 0.3%
169,893	Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.910% #	$169,893

	Total Short-Term Investments
	(Cost $169,893)	169,893

	Total Investments: 100.1%
	(Cost $54,544,873)	57,634,047
	Liabilities in Excess of Other Assets: (0.1)%	(50,100)
	Net Assets: 100.0%	$57,583,947

	# Annualized seven-day yield as of September 30, 2017.
	The accompanying notes are an integral part of these financial statements.

14	Annual Report 2017

The Flexible Income Fund (INCMX) seeks to participate in bond market trends. INCMX attempts to take advantage of these trends by targeting those areas of the market that are excelling in the current economic environment.

INCMX can seek out opportunities in bond funds with various maturities, credit qualities and regional exposure. It also may have limited exposure to total-return funds, which typically invest in both stocks and bonds. We aim to own bond and total- return funds that have strong recent returns because funds that have done well recently may continue to do well in the coming months or even years, a phenomenon known as ‘persistence of performance’.

Because bond markets change
Bond markets changed during the past 12 months. The Federal Reserve increased interest rates three times, which hurt higher- quality government bonds and longer-term bonds. Other areas of the bond market, however, like high yields, held up much better.

We believe that changing markets can bring new investment opportunities, and over the past 12 months, we sought to take advantage of momentum in floating-rate, high-yield and strategic funds.

How INCMX navigated changing bond markets
At the start of the Annual Report period, INCMX held a diverse mix of bond funds, including intermediate-term, high-yield, floating-rate, strategic and world bond funds.

Dollar-hedged world bonds had been a bright spot and we’d owned funds like PIMCO Foreign Bond US Dollar Hedged (PFORX) for nearly two years, but when world bond funds fell out of favor in late 2016, we sold out. We also replaced intermediate-term bonds in the fourth quarter of 2016 in favor of lower-duration high-yield and strategic bond funds.

We have kept INCMX’s duration relatively short during the trailing 12 months. INCMX had a duration of about 2.3 years as of September 30, 2017 compared to the the Bloomberg Barclays Aggregate Bond index’s 6.0 year duration.

High-yield, strategic and floating-rate funds remained a core part of INCMX’s bond exposure portfolio during the year. High- yield bonds outpaced both stocks and higher-quality bonds in 2016, and INCMX had roughly a third of its portfolio invested in high-yield bond funds, like Janus High Yield (JHYFX), all year.
We increased our exposure to strategic or “go anywhere” bond funds from 13% at the start of the Annual Report period to 37% as of September 30, 2017. We bought Osterweis Strategic Income (OSTIX) and Thompson Bond (THOPX) at the end of 2016 and added PIMCO Income (PIMIX) and Pimco Low Duration Income (PFIIX) in the first half of 2017.

Eaton Vance Floating Rate (EIBLX) was held throughout the Annual Report period. Floating-rate funds can be appealing when rates are rising because they invest in pools of bank loans, and the rates on these loans adjust as rates change.

Unlike most bond strategies, our Flexible Income approach isn’t limited solely to bond funds. We can also invest in total-return funds, which typically own both stocks and bonds. Since these funds aren’t fully invested in bonds, they tend to have less interest-rate risk. During the last 12 months, INCMX kept about 20-30% invested in total-return funds, including longtime holdings Vanguard Wellesley Income Fund (VWIAX) and Fidelity Real Estate Income (FRIFX).

By keeping INCMX’s duration short, we kept the fund’s volatility relatively low, and by utilizing higher-yielding, lower-grade corporate bond funds, we were able to boost returns. INCMX gained 4.74% for the trailing 12 months, far ahead of the Bloomberg Barclays Aggregate Bond index, which was barely positive, up 0.07%.

Looking ahead
Rising interest rates continue to be a concern. The Federal Reserve held interest rates steady in September but announced that they would begin to “normalize” their balance sheet. This may result in gradually higher interest rates despite continued substantial global demand for bonds. How much rates would rise is uncertain because this is largely unprecedented.

Our Flexible Income approach has a proven track record of navigating changing bond markets, and we believe that adapting to these changes has the potential to reward investors over the long term.

Annual Report 2017	Upgraderfunds.com	15

FundX Flexible Income Fund
Value of $10,000 vs Barclays Aggregate Bond Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

FundX Flexible Income Fund	$14,973
Barclays Aggregate Bond Index	$15,196
BofA Merrill Lynch 3 Month Treasury Bill Index	$10,480

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

As of 9/30/17	1 Year	3 Year	5 Year	10 Year
FundX Flexible Income Fund	4.74%	3.11%	3.43%	4.12%
Barclays Aggregate Bond Index	0.07%	2.71%	2.06%	4.27%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.66%	0.32%	0.22%	0.47%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity. Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. One cannot invest directly in an index.

16	Annual Report 2017

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2017
Shares	Investment Companies: 99.8%	Value
	Emerging Markets Bond Funds: 5.2%
307,257	Fidelity New Markets Income Fund	$5,054,387
	Total Emerging Markets Bond Funds	5,054,387

	Floating Rate Bond Fund: 6.1%
665,121	Eaton Vance Floating-Rate Fund - Class I	5,979,438
	Total Floating Rate Bond Fund	5,979,438

	High Yield Bond Funds: 28.7%
978,065	Fidelity Capital & Income Fund	10,015,384
1,293,557	Ivy High Income Fund - Class I	9,856,903
102,309	Janus Henderson High-Yield Fund - Class I	876,785
955,321	Lord Abbett High Yield Fund - Class I	7,413,289
	Total High Yield Bond Funds	28,162,361

	Strategic Bond Funds: 37.8%
871,356	Osterweis Strategic Income Fund	9,907,321
797,271	PIMCO Income Fund - Institutional Class	9,918,055
994,056	PIMCO Low Duration Income Fund - Institutional Class	8,529,001
762,912	Thompson Bond Fund	8,727,717
	Total Strategic Bond Funds	37,082,094

	Total Return Funds: 22.0%
598,170	Fidelity Real Estate Income Fund	7,315,616
142,809	Gateway Fund - Class Y	4,691,278
148,221	Vanguard Wellesley Income Fund - Admiral Class	9,570,608
	Total Total Return Funds	21,577,502

	Total Investment Companies
	(Cost $94,640,783)	97,855,782

Annual Report 2017	Upgraderfunds.com	17

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2017
Shares		Value

	Short-Term Investments: 0.2%
252,683	Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.910% #	$252,683

	Total Short-Term Investments
	(Cost $252,683)	252,683

	Total Investments: 100.0%
	(Cost $94,893,466)	98,108,465
	Liabilities in Excess Other Assetss: (0.0)%	(18,470)
	Net Assets: 100.0%	$98,089,995

	# Annualized seven-day yield as of September 30, 2017.

	The accompanying notes are an integral part of these financial statements.

18	Annual Report 2017

The Tactical Upgrader Fund (TACTX) seeks to participate in global stock market growth with potentially less volatility than the market. TACTX invests in mostly core diversified stock funds and may have limited exposure to more aggressive equity funds and sector funds. It invests in funds and ETFs that have strong recent returns because these funds may continue to do well in the coming months or even years, a phenomenon known as ‘persistence of performance’.

By continually buying into funds with strong recent returns, TACTX seeks to participate in global stock market trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks. TACTX aims to mitigate volatility by using options and other tools to hedge its stock exposure.

Because markets change
Stock markets changed during the Annual Report period. Value stocks fell out of favor and large-cap growth stocks bounced back. In the second half of the year, foreign stocks outpaced those in the U.S.

We believe that changing markets can bring new investment opportunities, and over the past 12 months, we sought to take advantage of momentum in large-cap growth and foreign funds.

How TACTX navigated changing market trends
At the start of the Annual Report period, TACTX was primarily invested in U.S. funds, mostly value and mid-cap funds, including Artisan Value (ARTLX) and iShares Core S&P Mid Cap (IJH).

Mid-cap value was one of the leading areas of the market in 2016, but it fell out of favor in early 2017, and large-cap growth stocks and foreign markets began to bring in stronger recent returns. We responded to these changes by replacing value and mid-cap positions in the first half of 2017.

By June 30, 2017, TACTX was substantially invested in large-cap growth funds and foreign funds, including Fidelity Contra (FCNTX), Vanguard Europe (VGK) and Vanguard Mega Cap 300 Growth (MGK). It also had a meaningful position in iShares Edge USA Momentum (MTUM).

TACTX wasn’t always fully invested in stock funds during the last 12 months. We were fully invested before the November 2016 election, which paid off as the market surged, but by the end of the year, we lightened up our equity exposure and TACTX had 15% in cash as of December 31, 2016.
In early 2017, we bought back into stock funds. Despite being almost fully invested by March 31, 2017, we had a number of offsetting hedges. We got a bit more defensive in April as market indexes reached new highs. We sold out of more aggressive funds, including our 5% stake in sector funds, and increased our cash position in case of a sudden, unexpected dip in the markets. But that dip never materialized, and we soon bought back into stocks funds, focusing on diversified large-cap and international funds.

By the end of the Annual Report period, we increased TACTX’s cash position to nearly 28%, which allowed us to lock in gains and gave us a hedge against any potential sell-offs. Valuations are certainly not cheap, markets have gone much longer than normal without a correction, and the Federal Reserve is tightening monetary conditions (albeit gradually).

TACTX’s hedges limited its participation in the market’s gains for the Annual Report period. TACTX was up 11.82% for the 12 months, trailing the S&P 500, which gained 18.61%, and the MSCI All-Country World index, up 18.65%.

Moving into large-cap growth and international funds improved TACTX’s performance toward the end of the Annual Report period. For the past three months, TACTX gained 4.61% compared to the S&P 500 at 4.48%, and the MSCI All-Country World index’s gain of 5.18%.

Looking ahead
Market trends typically rotate between U.S. and foreign stocks about every five years, but the U.S. markets have been the place to be for most of the last eight years. While some would say we are overdue for a new foreign trend, it’s too soon to tell if the recent strength in foreign markets represents the start of a major market trend. What we do know is that our time-tested Upgrading strategy has a strong record of navigating these changes, and we believe that adapting to these changes has the potential to reward investors over the long term.

Annual Report 2017	Upgraderfunds.com	19

FundX Tactical Upgrader Fund
Value of $10,000 vs S&P 500 Index and MSCI ACWI Index

FundX Tactical Upgrader Fund	$10,262
S&P 500 Index	$23,304
MSCI ACWI Index	$16,185

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

				Since Inception
As of 9/30/17	1 Year	3 Year	5 Year	(2/29/08)
FundX Tactical Upgrader Fund	11.82%	7.49%	5.09%	0.27%
S&P 500 Index	18.61%	10.81%	14.22%	9.23%
MSCI ACWI Index	18.65%	7.43%	10.20%	5.15%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

20	Annual Report 2017

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2017
Shares	Investment Companies: 71.1%	Value
	Aggressive Funds: 1.8%
18,000	iShares MSCI Eurozone ETF	$779,760
	Total Aggressive Funds	779,760
	Core Funds: 69.3%
90,185	Dodge & Cox Global Stock Fund	1,261,692
35,913	Fidelity Contrafund	4,352,707
45,000	iShares Edge MSCI USA Momentum Factor ETF	4,305,600
106,000	iShares Europe ETF	4,968,220
33,733	Lazard Global Listed Infrastructure Portfolio - Institutional Class	562,327
32,552	Oakmark Global Fund - Investor Class	1,117,188
38,110	Oakmark International Fund - Investor Class	1,096,418
28,637	Parnassus Endeavor Fund - Institutional Class	1,078,179
16,226	T. Rowe Price Growth Stock Fund, Inc. - Retail Class	1,088,768
109,300	Vanguard FTSE Europe ETF	6,375,469
30,500	Vanguard Mega Cap Growth ETF	3,193,960
	Total Core Funds	29,400,528

	Total Investment Companies
	(Cost $28,489,302)	30,180,288
	Short-Term Investments: 24.9%
10,561,625	Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.910% #	10,561,625

	Total Short-Term Investments
	(Cost $10,561,625)	10,561,625

Annual Report 2017	Upgraderfunds.com	21

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2017
Contracts	(100 shares per contract)	Notional Amount	Value

	Purchased Options: 1.1%
	SPDR S&P 500 ETF Put Option
2,000	Exercise Price $250.00	$50,246,000	$472,000
	Expiration Date: November 2017

	Total Purchased Options
	(Cost $497,043)		472,000

	Total Investments: 97.1%
	(Cost $39,547,970)		41,213,913
	Other Assets in Excess of Liabilities: 2.9%		1,248,691
	Net Assets: 100.0%		$42,462,604

	# Annualized seven-day yield as of September 30, 2017. The accompanying notes are an integral part of these financial statements.

22	Annual Report 2017

The Sustainable Impact Fund (SRIFX) integrates environmental, social and governance (ESG) criteria into our time-tested Upgrading approach. While SRIFX invests primarily in core diversified stock funds that have average risk, it may have limited exposure to more aggressive stock funds.

SRIFX isn’t limited to investing in self-identified sustainable or socially responsible funds; it invests in funds and ETFs that have strong ESG ratings and strong recent returns. By continually buying into funds with strong recent returns, SRIFX seeks to participate in global stock market trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks. Funds that have done well recently may continue to do well in the coming months or even years, a phenomenon known as ‘persistence of performance.’

Because markets change
Even in the short time since the Sustainable Impact Fund was launched, on March 31, 2017, markets have changed. While large-cap growth stocks remained strong, foreign stocks moved to outpace those in the U.S.

We believe that changing markets bring new investment opportunities, and with SRIFX, we sought to take advantage of momentum in large-cap growth, foreign and sustainable funds.

How SRIFX navigated changing market trends
SRIFX’s initial portfolio included large-cap growth funds like AB Sustainable Global Thematic (ATEYX) and Dodge and Cox Global Stock (DODWX); international funds like Oakmark International (OAKIX); and sustainable impact funds like Parnassus Endeavor (PFPWX). These funds all remain in the portfolio as of September 30, 2017.

We made a few modest changes to SRIFX’s portfolio in the last six months. As foreign markets, particularly emerging markets, continued to bring in strong recent returns, we sold U.S. funds like Ariel Appreciation (CAAPX), Ariel (ARAIX), and Dodge and Cox Stock Fund (DODGX). We replaced these funds with foreign and global funds that had good recent returns and strong ESG scores, such as Calvert Emerging Markets (CYMYX), AB International Growth (AWPYX) and Oppenheimer Global (OGLYX).

SRIFX also seeks to reward funds that have a strong impact focus. These funds actively engage with companies to help them make important improvements. SRIFX’s impact positions included Calvert Emerging Markets (CVMAX), Calvert
International Opportunities (CWVYX) and Parnassus Endeavor (PFPWX).

SRIFX’s unique focus on recent returns, ESG criteria and impact investing did particularly well in the six months ending September 30, 2017: SRIFX is up 10.08% outpacing the S&P 500 (7.71%) and the MSCI All-Country World index (9.68%).

Looking ahead
Market trends typically rotate between U.S. and foreign stocks about every five years, but the U.S. markets have been the place to be for most of the last eight years. While some would say we are overdue for a new foreign trend, it’s too soon to tell if the recent strength in foreign markets represents the start of a major market trend. What we do know is that our time-tested Upgrading strategy has a strong record of navigating these changes and we believe that adapting to these changes has the potential to reward investors over the long term.

Sustainable investing has been one of the fastest growing areas of the investing world, and SRIFX is designed to help investors capitalize on new opportunities in sustainable investing and invest in a way that has seeks to build wealth and a better world.

Annual Report 2017	Upgraderfunds.com	23

FundX Sustainable Impact Fund
Value of $10,000 vs S&P 500 Index and MSCI ACWI Index

FundX Sustainable Impact Fund	$11,008
S&P 500 Index	$10,771
MSCI ACWI Index	$10,968

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

		Since Inception
As of 9/30/17	6 Months	(3/31/17)
FundX Sustainable Impact Fund	10.08%	10.08%
S&P 500 Index	7.71%	7.71%
MSCI ACWI Index	9.68%	9.68%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity. Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. One cannot invest directly in an index.

24	Annual Report 2017

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2017
Shares	Investment Companies: 99.8%	Value
	Aggressive Funds: 7.7%
39,047	Calvert Emerging Markets Equity Fund - Class Y	$648,963
10,576	Shelton Green Alpha Fund *	188,038
	Total Aggressive Funds	837,001

	Core Funds: 92.1%
33,975	AB International Growth Fund, Inc.	657,080
13,100	AB Sustainable Global Thematic Fund - Advisor Class	1,518,021
90,233	Calvert International Opportunities Fund - Class Y	1,616,070
46,033	Dodge & Cox Global Stock Fund	644,007
3,200	iShares Edge MSCI USA Momentum Factor ETF	306,176
40,867	Lazard Global Listed Infrastructure Portfolio - Institutional Class	681,248
28,434	Oakmark Global Fund - Investor Class	975,856
36,106	Oakmark International Fund - Investor Class	1,038,766
10,313	Oppenheimer Global Fund - Class Y	982,500
38,605	Parnassus Endeavor Fund - Institutional Class	1,453,473
450	SPDR Dow Jones Industrial Average ETF Trust	100,719
	Total Core Funds	9,973,916

	Total Investment Companies
	(Cost $10,067,407)	10,810,917

	Short Term Investment: 0.3%
28,520	Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.910% #	28,520

	Total Short Term Investment
	(Cost $28,520)	28,520

	Total Investments: 100.1%
	(Cost $10,095,927)	10,839,437
	Liabilities in Excess of Other Assets: (0.1)%	(12,387)
	Net Assets: 100.0%	$10,827,050

	# Annualized seven-day yield as of September 30, 2017. * Non-income producing. The accompanying notes are an integral part of these financial statements.

Annual Report 2017	Upgraderfunds.com	25

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2017
	FundX Upgrader Fund	FundX Aggressive Upgrader Fund	FundX Conservative Upgrader Fund
Assets
Investments in securities, at value (identified cost $205,069,537, $39,256,108, $54,374,980) (See Note 2)	$221,713,936	$43,340,236	$57,464,154
Investments in short-term securities, at value (identified cost $590,460, $68,191, $169,893) (See Note 2)	590,460	68,191	169,893
Total securities, at value (identified cost $205,659,997, $39,324,299, $54,544,873) (See Note 2)	222,304,396	43,408,427	57,634,047
Cash	—	—	4,785
Receivables:
Investment securities sold	—	40,737	—
Fund shares sold	19,129	—	5,846
Dividends and interest	61,493	10,865	24,323
Prepaid expenses and other assets	27,467	13,188	13,723
Total assets	222,412,485	43,473,217	57,682,724
Liabilities
Payables:
Fund shares redeemed	13,901	10,060	905
Investment advisory fees, net	181,912	36,479	45,982
Administration fees	24,885	4,925	6,442
Audit fees	26,200	25,700	21,901
Custody fees	2,602	699	861
Fund accounting fees	14,541	1,534	2,348
Transfer agent fees	31,425	9,947	10,798
Trustee fees	16,071	3,120	4,125
Other accrued expenses	19,070	4,460	5,415
Total liablities	330,607	96,924	98,777
Net Assets	$222,081,878	$43,376,293	$57,583,947
Net assets applicable to shares oustanding	$222,081,878	$43,376,293	$57,583,947
Shares outstanding; unlimited number of shares authorized without par value	3,860,548	697,776	1,425,136
Net asset value, offering and redemption price per share	$57.53	$62.16	$40.41

Components of Net Assets
Paid-in capital	$204,428,653	$39,343,596	$50,327,473
Undistributed (accumulated) net investment income (loss)	1,008,825	(51,431)	543,186
Accumulated net realized gain (loss) on investments	—	—	3,624,114
Net unrealized appreciation (depreciation) on investments	16,644,400	4,084,128	3,089,174
Net assets	$222,081,878	$43,376,293	$57,583,947

The accompanying notes are an integral part of these financial statements.

26	Annual Report 2017

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2017
	FundX Flexible Income Fund	FundX Tactical Upgrader Fund	FundX Sustainable Impact Fund
Assets
Investments in securities, at value (identified cost $94,640,783, $28,986,345, $10,067,407) (See Note 2)	$97,855,782	$30,652,288	$10,810,917
Investments in short-term securities, at value (identified cost $252,683, $10,561,625, $28,520) (See Note 2)	252,683	10,561,625	28,520
Total securities, at value (identified cost $94,893,466, $39,547,970, $10,095,927) (See Note 2)	98,108,465	41,213,913	10,839,437
Cash	18,965	—	—
Receivables:
Investment securities sold	—	1,825,579	—
Fund shares sold	39,992	—	—
Dividends and interest	127,511	20,276	225
Prepaid expenses and other assets	22,492	11,685	16,499
Total assets	98,317,425	43,071,453	10,856,161
Liabilities
Payables:
Investment securities purchased	-	497,043	—
Fund shares redeemed	104,073	35,299	—
Investment advisory fees, net	56,524	34,067	6,095
Administration fees	11,184	4,640	1,508
Audit fees	22,401	21,901	14,989
Custody fees	1,119	820	503
Fund accounting fees	4,163	1,801	560
Transfer agent fees	11,991	6,189	2,273
Trustee fees	7,183	3,057	754
Other accrued expenses	8,792	4,032	2,429
Total liablities	227,430	608,849	29,111
Net Assets	$98,089,995	$42,462,604	$10,827,050
Net assets applicable to shares oustanding	$98,089,995	$42,462,604	$10,827,050
Shares outstanding; unlimited number of shares authorized without par value	3,363,731	1,702,822	393,483
Net asset value, offering and redemption price per share	$29.16	$24.94	$27.52

Components of Net Assets
Paid-in capital	$95,424,282	$40,818,837	$10,063,837
Undistributed (accumulated) net investment income (loss)	2,478,163	19,314	—
Accumulated net realized gain (loss) on investments	(3,027,449)	(41,490)	19,703
Net unrealized appreciation (depreciation) on investments	3,214,999	1,665,943	743,510
Net assets	$98,089,995	$42,462,604	$10,827,050

The accompanying notes are an integral part of these financial statements.

Annual Report 2017	Upgraderfunds.com	27

STATEMENT OF OPERATIONS For The Year Ended September 30, 2017
	FundX Upgrader Fund	FundX Aggressive Upgrader Fund	FundX Conservative Upgrader Fund
INVESTMENT INCOME
Dividends	$3,354,910	$597,442	$1,492,908
Interest	4,605	697	883
Total investment income	3,359,515	598,139	1,493,791
EXPENSES
Investment advisory fees	2,237,566	461,155	563,483
Transfer agent fees	183,878	58,882	61,632
Fund accounting fees	91,681	17,796	22,430
Administration fees	147,833	30,502	37,583
Reports to shareholders	33,552	9,294	9,406
Custody fees	14,957	4,004	4,933
Audit fees	26,200	25,698	21,900
Registration fees	20,689	17,803	19,711
Trustee fees	64,972	12,914	16,626
Miscellaneous expenses	14,519	7,706	8,140
Interest expense (Note 6)	737	1,864	366
Legal fees	80,510	16,428	19,470
Insurance expense	15,342	3,546	3,722
Total expenses	2,932,436	667,592	789,402
Less: fees waived	—	(43,170)	(28,337)
Less: expenses paid indirectly (Note 3)	(74,809)	(4,339)	(17,835)
Net expenses	2,857,627	620,083	743,230
Net Investment income (loss)	501,888	(21,944)	750,561
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	20,311,818	2,643,264	3,648,015
Net realized gains	20,311,818	2,643,264	3,648,015
Capital gain distributions from regulated investment companies	4,358,036	408,757	891,331
Change in net unrealized appreciation / depreciation on investments	5,039,859	638,913	654,955
Net realized and unrealized gain (loss) on investments	29,709,713	3,690,934	5,194,301
Net increase (decrease) in net assets resulting from operations	$30,211,601	$3,668,990	$5,944,862

The accompanying notes are an integral part of these financial statements.

28	Annual Report 2017

STATEMENT OF OPERATIONS For The Period Ended September 30, 2017
	FundX Flexible Income Fund	FundX Tactical Upgrader Fund	FundX Sustainable Impact Fund*
INVESTMENT INCOME
Dividends	$4,234,096	$478,149	$15,106
Interest	1,276	38,733	121
Other income	—	1,098	—
Total investment income	4,235,372	517,980	15,227
EXPENSES
Investment advisory fees	677,230	396,558	38,482
Transfer agent fees	71,301	35,213	9,864
Fund accounting fees	37,442	15,894	1,648
Administration fees	64,342	26,320	2,977
Reports to shareholders	12,754	5,187	1,527
Custody fees	6,479	4,766	1,530
Audit fees	22,399	21,900	14,989
Registration fees	21,413	19,639	10,091
Trustee fees	29,120	11,817	1,759
Miscellaneous expenses	10,094	7,553	1,871
Interest expense (Note 6)	999	26	—
Legal fees	33,376	14,051	1,808
Insurance expense	6,200	2,564	57
Total expenses	993,149	561,488	86,603
Less: fees waived	(34,352)	(26,109)	(34,652)
Less: expenses paid indirectly (Note 3)	(25,283)	(11,066)	—
Net expenses	933,514	524,313	51,951
Net Investment income (loss)	3,301,858	(6,333)	(36,724)
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	980,179	3,611,007	51,463
Written options	—	351,957	—
Net realized gains	980,179	3,962,964	51,463
Capital gain distributions from regulated investment companies	190,859	310,032	4,964
Change in net unrealized appreciation / depreciation on investments	19,568	171,632	743,510
Net realized and unrealized gain (loss) on investments	1,190,606	4,444,628	799,937
Net increase (decrease) in net assets resulting from operations	$4,492,464	$4,438,295	$763,213

*	The FundX Sustainable Impact Fund commenced operations on March 31, 2017.

The accompanying notes are an integral part of these financial statements.

Annual Report 2017	Upgraderfunds.com	29

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2017	Year Ended September 30, 2016
INCREASE IN NET ASSETS FROM: OPERATIONS
Net investment income	$501,888	$542,079
Net realized gain (loss) on investments	20,311,818	(6,724,474)
Capital gain distributions from regulated investment companies	4,358,036	9,290,939
Change in net unrealized appreciation / depreciation of investments	5,039,859	14,569,346
Net increase in net assets resulting from operations	30,211,601	17,677,890
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,142,183)	(1,249,259)
Total distributions to shareholders	(1,142,183)	(1,249,259)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(32,945,991)	(33,909,842)
Total change in net assets	(3,876,573)	(17,481,211)

NET ASSETS:
Beginning of year	225,958,451	243,439,662
End of year	$222,081,878	$225,958,451
Undistributed net investment income	$1,008,825	$1,142,183

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	239,019	$12,578,534	385,587	$18,871,982
Shares issued in reinvestment of distributions	21,557	1,128,931	25,294	1,233,080
Shares redeemed	(873,066)	(46,653,456)	(1,118,645)	(54,014,904)
Net change in shares outstanding	(612,490)	$(32,945,991)	(707,764)	$(33,909,842)

The accompanying notes are an integral part of these financial statements.

30	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2017	Year Ended September 30, 2016
INCREASE IN NET ASSETS FROM: OPERATIONS
Net investment income (loss)	$(21,944)	$(15,269)
Net realized gain on investments	2,643,264	1,001,757
Capital gain distributions from regulated investment companies	408,757	1,420,494
Change in net unrealized appreciation / depreciation of investments	638,913	2,233,394
Net increase in net assets resulting from operations	3,668,990	4,640,376
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(139,195)	(45,789)
Total distributions to shareholders	(139,195)	(45,789)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(13,684,365)	(11,122,214)
Total change in net assets	(10,154,570)	(6,527,627)

NET ASSETS:
Beginning of year	53,530,863	60,058,490
End of year	$43,376,293	$53,530,863
Undistributed net investment income (loss)	$(51,431)	$50,296

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	20,691	$1,184,244	47,124	$2,524,782
Shares issued in reinvestment of distributions	2,419	138,440	829	45,536
Shares redeemed	(259,416)	(15,007,049)	(251,668)	(13,692,532)
Net change in shares outstanding	(236,306)	$(13,684,365)	(203,715)	$(11,122,214)

The accompanying notes are an integral part of these financial statements.

Annual Report 2017	Upgraderfunds.com	31

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2017	Year Ended September 30, 2016
INCREASE IN NET ASSETS FROM: OPERATIONS
Net investment income	$750,561	$722,069
Net realized gain (loss) on investments	3,648,015	(1,587,160)
Capital gain distributions from regulated investment companies	891,331	1,216,051
Change in net unrealized appreciation / depreciation of investments	654,955	3,624,961
Net increase in net assets resulting from operations	5,944,862	3,975,921
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(786,756)	(801,257)
From net realized gain	—	(1,363,384)
Total distributions to shareholders	(786,756)	(2,164,641)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(2,777,985)	294,940
Total change in net assets	2,380,121	2,106,220

NET ASSETS:
Beginning of year	55,203,826	53,097,606
End of year	$57,583,947	$55,203,826
Undistributed net investment income	$543,186	$466,078

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	186,861	$7,147,791	240,307	$8,557,594
Shares issued in reinvestment of distributions	20,738	779,739	60,780	2,138,841
Shares redeemed	(279,697)	(10,705,515)	(292,272)	(10,401,495)
Net change in shares outstanding	(72,098)	$(2,777,985)	8,815	$294,940

The accompanying notes are an integral part of these financial statements.

32	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2017	Year Ended September 30, 2016
INCREASE IN NET ASSETS FROM: OPERATIONS
Net investment income	$3,301,858	$2,589,917
Net realized gain (loss) on investments	980,179	(2,547,098)
Capital gain distributions from regulated investment companies	190,859	409,271
Change in net unrealized appreciation / depreciation of investments	19,568	4,784,952
Net increase in net assets resulting from operations	4,492,464	5,237,042
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,267,986)	(3,228,339)
From net realized gain	—	—
Total distributions to shareholders	(2,267,986)	(3,228,339)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	4,468,043	(17,517,432)
Total change in net assets	6,692,521	(15,508,729)

NET ASSETS:
Beginning of year	91,397,474	106,906,203
End of year	$98,089,995	$91,397,474
Undistributed net investment income	$2,478,163	$1,438,452

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	892,658	$25,100,419	1,295,896	$35,510,681
Shares issued in reinvestment of distributions	81,064	2,254,390	118,486	3,206,233
Shares redeemed	(804,832)	(22,886,766)	(2,003,625)	(56,234,346)
Net change in shares outstanding	168,890	$4,468,043	(589,243)	$(17,517,432)

The accompanying notes are an integral part of these financial statements.

Annual Report 2017	Upgraderfunds.com	33

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2017	Year Ended September 30, 2016
INCREASE IN NET ASSETS FROM: OPERATIONS
Net investment income (loss)	$(6,333)	$128,072
Net realized gain on investments	3,611,007	1,273,612
Net realized gain on written options	351,957	22,025
Capital gain distributions from regulated investment companies	310,032	175,698
Change in net unrealized appreciation / depreciation of investments & written options	171,632	2,501,710
Net increase in net assets resulting from operations	4,438,295	4,101,117
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(128,072)	(208,887)
Total distributions to shareholders	(128,072)	(208,887)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	867,953	(2,497,828)
Total change in net assets	5,178,176	1,394,402

NET ASSETS:
Beginning of year	37,284,428	35,890,026
End of year	$42,462,604	$37,284,428
Undistributed net investment income	$19,314	$128,072

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	329,706	$7,633,888	220,088	$4,573,918
Shares issued in reinvestment of distributions	5,560	128,057	9,974	208,863
Shares redeemed	(298,096)	(6,893,992)	(340,989)	(7,280,609)
Net change in shares outstanding	37,170	$867,953	(110,927)	$(2,497,828)

The accompanying notes are an integral part of these financial statements.

34	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS
March 31, 2017* through September 30, 2017
INCREASE IN NET ASSETS FROM: OPERATIONS
Net investment loss	$(36,724)
Net realized gain on investments	51,463
Capital gain distributions from regulated investment companies	4,964
Change in net unrealized appreciation / depreciation of investments	743,510
Net increase in net assets resulting from operations	763,213
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—
Total distributions to shareholders	—
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	10,063,837
Total change in net assets	10,827,050

NET ASSETS:
Beginning of period	—
End of period	$10,827,050
Undistributed net investment income	$ —

(a) Summary of capital share transactions is as follows:

	Period Ended September 30, 2017
	Shares	Paid-in Capital
Shares sold	395,219	$10,109,663
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(1,736)	(45,826)
Net change in shares outstanding	393,483	$10,063,837

*	The FundX Sustainable Impact Fund commenced operations on March 31, 2017.

The accompanying notes are an integral part of these financial statements.

Annual Report 2017	Upgraderfunds.com	35

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$50.52	$46.99	$47.60	$42.23	$35.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.12 (6)	0.11 (6)	(0.11) (6)	0.03 (6)	0.13 (6)
Net realized and unrealized gain (loss) on investments	7.15	3.67	(0.31)	5.47	6.86
Total from investment operations	7.27	3.78	(0.42)	5.50	6.99

LESS DISTRIBUTIONS:
From net investment income	(0.26)	(0.25)	(0.19)	(0.13)	(0.28)
From net realized gain	—	—	—	—	—
Total distributions	(0.26)	(0.25)	(0.19)	(0.13)	(0.28)
Paid-in capital from redemption fees (Note 2)	—	—	—	0.00 (2)	0.00 (2)
Net asset value, end of year	$57.53	$50.52	$46.99	$47.60	$42.23

Total return	14.45%	8.05%	(0.91)%	13.01%	19.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$222.1	$226.0	$243.4	$268.9	$252.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.31% (7)	1.31%	1.28%	1.26%	1.26%
After fees waived and expenses absorbed (4)	1.31% (7)	1.29%	1.25%	1.25%	1.26%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	0.19% (7)	0.19%	(0.28)%	0.02%	0.33%
After fees waived and expenses absorbed (5)	0.19% (7)	0.21%	(0.25)%	0.03%	0.33%
Portfolio turnover rate	172%	172%	115%	164%	201%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.28%, 1.27%, 1.22%, 1.22%, and 1.24% for the years ended September 30, 2017, September 30, 2016, September 30, 2015, September 30, 2014, and September 30, 2013, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 0.22%, 0.23%, (0.22)%, 0.06%, and 0.35%, for the years ended September 30, 2017, September 30, 2016, September 30, 2015, September 30, 2014, and September 30, 2013, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $737 or 0.00% of average net assets.

The accompanying notes are an integral part of these financial statements.

36	Annual Report 2017

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$57.31	$52.78	$53.64	$48.90	$41.12
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.03) (6)	(0.01) (6)	(0.42) (6)	(0.12) (6)	0.07 (6)
Net realized and unrealized gain (loss) on investments	5.04	4.58	(0.29)	4.89	7.84
Total from investment operations	5.01	4.57	(0.71)	4.77	7.91

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.04)	(0.15)	(0.03)	(0.13)
From net realized gain	—	—	—	—	—
Total distributions	(0.16)	(0.04)	(0.15)	(0.03)	(0.13)
Paid-in capital from redemption fees (Note 2)	—	—	—	0.00 (2)	0.00 (2)
Net asset value, end of year	$62.16	$57.31	$52.78	$53.64	$48.90

Total return	8.77%	8.67%	(1.33)%	9.73%	19.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$43.4	$53.5	$60.1	$71.2	$69.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.45% (7)	1.41%	1.39%	1.36%	1.37%
After fees waived and expenses absorbed (4)	1.35% (7)	1.31%	1.25%	1.25%	1.36%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	(0.15)% (7)	(0.15)%	(0.92)%	(0.35)%	0.13%
After fees waived and expenses absorbed (5)	(0.05)% (7)	(0.05)%	(0.78)%	(0.24)%	0.14%
Portfolio turnover rate	186%	226%	136%	168%	207%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.34%, 1.29%, 1.20%, 1.24%, and 1.34% for the years ended September 30, 2017, September 30, 2016, September 30, 2015, September 30, 2014, and September 30, 2013, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been (0.05)%, (0.03)%, (0.73)%, (0.23)%, and 0.15% for the years ended September 30, 2017, September 30, 2016, September 30, 2015, September 30, 2014, and September 30, 2013, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $1,864 or 0.00% of average net assets.

The accompanying notes are an integral part of these financial statements.

Annual Report 2017	Upgraderfunds.com	37

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$36.87	$35.67	$40.46	$37.27	$34.05
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.51 (6)	0.48 (6)	0.38 (6)	0.53 (6)	0.61 (6)
Net realized and unrealized gain (loss) on investments	3.57	2.18	(0.70)	3.18	3.54
Total from investment operations	4.09	2.66	(0.32)	3.71	4.15

LESS DISTRIBUTIONS:
From net investment income	(0.54)	(0.54)	(0.61)	(0.52)	(0.93)
From net realized gain	—	(0.92)	(3.86)	—	—
Total distributions	(0.54)	(1.46)	(4.47)	(0.52)	(0.93)
Paid-in capital from redemptions fees (Note 2)	—	—	—	0.00 (2)	0.00 (2)
Net asset value, end of year	$40.41	$36.87	$35.67	$40.46	$37.27

Total return	11.19%	7.61%	(1.21)%	9.98%	12.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$57.6	$55.2	$53.1	$56.6	$43.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.40% (7)	1.40%	1.41%	1.38%	1.44%
After fees waived and expenses absorbed (4)	1.35% (7)	1.32%	1.25%	1.25%	1.42%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.25% (7)	1.23%	0.80%	1.17%	1.69%
After fees waived and expenses absorbed (5)	1.30% (7)	1.31%	0.96%	1.30%	1.71%
Portfolio turnover rate	129%	140%	140%	127%	144%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.32%, 1.30%, 1.23%, 1.21%, and 1.41%, for the years ended September 30, 2017, September 30, 2016, September 30, 2015, September 30, 2014, and September 30, 2013, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 1.33%, 1.33%, 0.98%, 1.34%, and 1.50%, for the years ended September 30, 2017, September 30, 2016, September 30, 2015, September 30, 2014, and September 30, 2013, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $366 or 0.00% of average net assets.

The accompanying notes are an integral part of these financial statements.

38	Annual Report 2017

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$28.61	$28.25	$30.35	$30.32	$31.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.97 (6)	0.79 (6)	0.90 (6)	0.93 (6)	1.03 (6)
Net realized and unrealized gain (loss) on investments	0.33	0.82	(1.21)	0.61	(0.24)
Total from investment operations	1.30	1.61	(0.31)	1.54	0.79

LESS DISTRIBUTIONS:
From net investment income	(0.75)	(1.25)	(1.06)	(1.28)	(1.38)
From net realized gain	—	—	(0.73)	(0.23)	(0.44)
Total distributions	(0.75)	(1.25)	(1.79)	(1.51)	(1.82)
Paid-in capital from redemption fees (Note 2)	—	—	—	0.00 (2)	0.00 (2)
Net asset value, end of year	$29.16	$28.61	$28.25	$30.35	$30.32

Total return	4.74%	5.86%	(1.12)%	5.22%	2.58%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$98.1	$91.4	$106.9	$149.3	$138.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.03% (7)	1.01%	1.04%	0.96%	0.97%
After fees waived and expenses absorbed (4)	0.99% (7)	0.99%	0.99%	0.96%	0.97%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	3.35% (7)	2.79%	2.98%	3.04%	3.37%
After fees waived and expenses absorbed (5)	3.39% (7)	2.81%	3.03%	3.04%	3.37%
Portfolio turnover rate	82%	130%	124%	54%	101%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 0.96%, 0.97%, 0.96%, 0.93%, and 0.95% for the years ended September 30, 2017, September 30, 2016, September 30, 2015, September 30, 2014, and September 30, 2013, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 3.41%, 2.83%, 3.07%, 3.07%, and 3.39% for the years ended September 30, 2017, September 30, 2016, September 30, 2015, September 30, 2014, and September 30, 2013, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $999 or 0.00% of average net assets.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Annual Report 2017	Upgraderfunds.com	39

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$22.38	$20.20	$20.31	$20.49	$19.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.00) (6)(2)	0.07 (6)	0.07 (6)	0.02 (6)	(0.04) (6)
Net realized and unrealized gain (loss) on investments	2.64	2.23	(0.13)	(0.20)	0.86
Total from investment operations	2.64	2.30	(0.06)	(0.18)	0.82

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.12)	(0.05)	—	—
From net realized gain	—	—	—	—	—
Total distributions	(0.08)	(0.12)	(0.05)	—	—
Paid-in capital from redemption fees (Note 2)	—	—	—	—	0.00 (2)
Net asset value, end of year	$ 24.94	$ 22.38	$ 20.20	$ 20.31	$ 20.49

Total return	11.82%	11.43%	(0.32)%	(0.93)%	4.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$42.5	$37.3	$35.9	$45.7	$53.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.42% (7)	1.42%	1.43%	1.33%	1.39%
After fees waived and expenses absorbed (4)	1.35% (7)	1.31%	1.25%	1.25%	1.38%

RATIO OF NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	(0.11)% (7)	0.23%	0.13%	0.01%	(0.23)%
After fees waived and expenses absorbed (5)	(0.04)% (7)	0.34%	0.31%	0.10%	(0.22)%
Portfolio turnover rate	396%	220%	279%	202%	408%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.32%, 1.31%, 1.24%, 1.25%, and 1.38%, for the years ended September 30, 2017, September 30, 2016, September 30, 2015, September 30, 2014, and September 30, 2013, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been (0.02)%, 0.34%, 0.32%, 0.10%, and (0.22)%, for the years ended September 30, 2017, September 30, 2016, September 30, 2015, September 30, 2014, and September 30, 2013, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $26 or 0.00% of average net assets.

The accompanying notes are an integral part of these financial statements.

40	Annual Report 2017

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period
March 31, 2017* through September 30, 2017
Net asset value, beginning of period	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (1)	(0.13) (4)
Net realized and unrealized gain on investments	2.65
Total from investment operations	2.52

LESS DISTRIBUTIONS:
From net investment income	—
From net realized gain	—
Total distributions	—
Paid-in capital from redemption fees (Note 2)	—
Net asset value, end of period	$27.52

Total return	10.08% ^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$10.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	2.25% + (3)
After fees waived and expenses absorbed	1.35%+ (3)

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	(1.85)%+ (3)
After fees waived and expenses absorbed	(0.95)%+ (3)
Portfolio turnover rate	27% ^

*	The FundX Sustainable Impact Fund commenced operations on March 31, 2017.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of investment companies in which the Fund invests.
(3)	Includes interest expense of $0 or 0.00% of average net assets.
(4)	Calculated using average shares outstanding method.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Annual Report 2017	Upgraderfunds.com	41

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2017

NOTE 1 – ORGANIZATION
FundX Investment Trust (the “Trust”) was organized as a Delaware business trust on March 12, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Funds comprising the Trust consist of FundX Upgrader Fund (“Upgrader Fund”), FundX Aggressive Upgrader Fund (“Aggressive Fund”), FundX Conservative Upgrader Fund (“Conservative Fund”), FundX Flexible Income Fund (“Flexible Income Fund”), FundX Tactical Upgrader Fund (“Tactical Fund”), and FundX Sustainable Impact Fund (“Sustainable Impact Fund”), collectively, the “Funds”. Effective March 31, 2017, the Trust launched the Sustainable Impact Fund. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds were organized to serve as Successor Funds to certain predecessor mutual funds that were previously part of another investment company, Professionally Managed Portfolios, which were also advised by the FundX Investment Group, LLC (the “Advisor”) and were merged with and into the Successor Funds as part of a reorganization transaction that became effective on August 4, 2014, except for the Sustainable Impact Fund.

The Upgrader Fund commenced operations on November 1, 2001. The Aggressive Fund, Conservative Fund and Flexible Income Fund commenced operations on July 1, 2002. Tactical Fund commenced operations on February 29, 2008. The Sustainable Impact Fund commenced operations on March 31, 2017.

The investment objective of the Upgrader Fund and the Aggressive Fund is to maximize capital appreciation over the long term without regard to income. The investment objective of the Conservative Fund is to obtain capital appreciation over the long term while at times providing a low level of current income to reduce portfolio volatility. The investment objective of the Flexible Income Fund is to generate total return, which is capital appreciation plus current income. The investment objective of the Tactical Fund is to seek long-term capital appreciation with less volatility than the broad equity market; capital preservation is a secondary consideration. The investment objective of the Sustainable Impact Fund is to obtain long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Security Valuation. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the Funds’ board of directors. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60, at time of purchase, days are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith or under the direction of the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2017 the Funds did not hold fair valued securities.

As described above, the Funds may utilize various methods to measure the fair value of some of their investments. U.S.GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the

42	Annual Report 2017

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2017, continued

security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2017:

FUNDX UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$221,713,936	$ —	$ —	$221,713,936
Short-Term Investments	590,460	—	—	590,460
Total Investments in Securities	$222,304,396	$ —	$ —	$222,304,396

FUNDX AGGRESSIVE UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$43,340,236	$ —	$ —	$43,340,236
Short-Term Investments	68,191	—	—	68,191
Total Investments in Securities	$43,408,427	$ —	$ —	$43,408,427

FUNDX CONSERVATIVE UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$57,464,154	$ —	$ —	$57,464,154
Short-Term Investments	169,893	—	—	169,893
Total Investments in Securities	$57,634,047	$ —	$ —	$57,634,047

FUNDX FLEXIBLE INCOME FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$97,855,782	$ —	$ —	$97,855,782
Short-Term Investments	252,683	—	—	252,683
Total Investments in Securities	$98,108,465	$ —	$ —	$98,108,465

FUNDX TACTICAL UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$30,180,288	$ —	$ —	$30,180,288
Short-Term Investments	10,561,625	—	—	10,561,625
Purchased Options	—	472,000	—	472,000
Total Investments in Securities	$40,741,913	$472,000	$ —	$41,213,913

FUNDX SUSTAINABLE IMPACT FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$10,810,917	$ —	$ —	$10,810,917
Short-Term Investments	28,520	—	—	28,520
Total Investments in Securities	$10,839,437	$ —	$ —	$10,839,437

* See schedule of investments for breakout of investment company types.

None of the Funds had transfer into or out of Levels 1 and 2 during the year ended September 30, 2017. The Funds recognize transfers at the end of each reporting period.

B. Federal Income Taxes. The Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Annual Report 2017	Upgraderfunds.com	43

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2017, continued

Net capital losses incurred after October 31 and late year losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

For fiscal year ended September 30, 2017, the following funds deferred late year losses in the following amounts:

AGGRESSIVE FUND	$51,431

At September 30, 2017, the following capital loss carry forwards were available:

	Expires 2018	Infinite Short-Term	Infinite Long-Term	Total
FLEXIBLE INCOME FUND	$ —	$2,367,841	$647,935	$3,015,776

As of September 30, 2017, there were no Capital Loss Carryover available to offset future gains for the Upgrader Fund, Aggressive Upgrader Fund, Conservative Upgrader Fund, Tactical Upgrader Fund, and Sustainable Impact Fund.

For fiscal year ended September 30, 2017, the following funds have utilized Capital Loss Carryover in the following amounts:

UPGRADER FUND	$19,864,230
AGGRESSIVE UPGRADER FUND	1,544,418
FLEXIBLE INCOME FUND	1,155,474
TACTICAL UPGRADER FUND	4,286,678

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014-2016, or expected to be taken in the Funds’ 2017 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and California State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

 C. Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D. Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F. Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

G. Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H. Options Contracts. When the Tactical Upgrader Fund writes an option, an amount equal to the premium received is recorded as a liability and is sub- sequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised is treated by the Tactical Upgrader Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Tactical Upgrader Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Tactical Upgrader Fund. The Tactical Upgrader Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

44	Annual Report 2017

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2017, continued

When the Funds purchase an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Tactical Fund may invest, at the time of purchase, up to 5% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure to certain selected securities. The Tactical Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance. The Tactical Fund had purchased options as of September 30, 2017.

Statement of Assets and Liabilities – Market Values of Derivative Instruments as of September 30, 2017:

Market Value
FUNDX TACTICAL UPGRADER FUND
Equity Contracts	Investments in Securities	$472,000

Statement of Operations – The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2017 were as follows:

Amount of realized gain (loss) on derivative instruments recognized in income:

	Purchased Options	Written Options
FUNDX TACTICAL UPGRADER FUND	$(570,523)	$351,957

Change in unrealized appreciation (depreciation) on derivative instruments recognized in income:

	Purchased Options	Written Options
FUNDX TACTICAL UPGRADER FUND	$(54,783)	$ —

The following table shows the average volume of derivative activity for the Tatical Upgrader Fund during the year ended September 30, 2017:

FUNDX TACTICAL UPGRADER FUND
Derivative Type	Unit of Measure	Average Volume
Purchased Options	Contracts	846
Purchased Options	Notional	$20,415,692
Written Options	Contracts	(376)
Written Options	Notional	$(4,256,578)

I. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2017, the following adjustments were made:

	Undistributed Net Investment Income	Accumulated Gains/Losses	Paid-In Capital
UPGRADER FUND	$506,937	$1,834,255	$(2,341,192)
AGGRESSIVE FUND	62,412	14,722,798	(14,785,210)
CONSERVATIVE FUND	113,303	(453,936)	340,633
FLEXIBLE INCOME FUND	5,839	(5,839)	—
TACTICAL FUND	25,647	22,841,292	(22,866,939)
SUSTAINABLE IMPACT FUND	36,724	(36,724)	—

Annual Report 2017	Upgraderfunds.com	45

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2017, continued

The permanent differences primarily relate to ETF and mutual fund dividend reclassifications, capital loss carryforward expiring, and net operating losses.

J. Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued, and determined that there are no items to disclose.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
FundX Investment Group, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and most of the personnel needed by the Funds. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on net assets of $500 million to $750 million, 0.80% on net assets of $750 million to $1 billion and 0.70% on net assets exceeding $1 billion for the Upgrader Fund, the Aggressive Fund, the Conservative Fund, and the Sustainable Impact Fund. For the Flexible Income Fund, the Advisor receives a monthly fee at an annual rate of 0.70% based upon the average daily net assets of the Fund. For the Tactical Fund, the Advisor receives a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the fund. For the year ended September 30, 2017, the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, Tactical Fund and Sustainable Impact Fund incurred $2,237,566, $461,155, $563,483, $677,230, $396,558, and $38,482 in investment advisory fees, respectively.

The Advisor has contractually agreed to limit the Funds’ total operating expenses by reducing all or a portion of their fees and reimbursing the Funds’expenses so that their ratio of expenses to average net assets will not exceed the following:

UPGRADER FUND	1.35%	FLEXIBLE INCOME FUND	0.99%
AGGRESSIVE FUND	1.35%	TACTICAL FUND	1.35%
CONSERVATIVE FUND	1.35%	SUSTAINABLE IMPACT FUND	1.35%

From August 4, 2014, the Fund’s commencement of operations, to January 31, 2016 the Fund’s expense were capped at 1.25%, 1.25%, 1.25%, 0.99%, and 1.25% of average daily net assets for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, and Tactical Fund, respectively. On November 18, 2015 the Board of Trustees approved a proposal to increase the expense cap to 1.35%, 1.35%, 1.35%, and 1.35% of average daily net assets for the Upgrader Fund, Aggressive Fund, Conservative Fund, and Tactical Fund, respectively, effective February 1, 2016. There were no changes to the allowable expense of Flexible Income Fund.

The contract is in effect through January 31, 2019 and may be terminated at any time by the Board of Trustees upon sixty days written notice to the Advisor. The Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses it pays over the following thirty six months after such payment. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reim- bursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reim- bursement is initiated. For the year ended September 30, 2017 the Advisor waived $0, $43,170, $28,337, $34,352, $26,109, and $34,652 in fees for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income, Tactical Fund, and Sustainable Impact Fund, respectively.

At September 30, 2017, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income, Tactical Fund and Sustainable Impact Fund that may be recouped was $135,654, $194,900, $168,362, $115,516, $133,778, and $34,652 respectively. The Advisor may recapture portions of the above amounts no later than the dates as stated below:

	September
	2018	2019	2020	Total
UPGRADER FUND	$92,048	$43,606	$ —	$135,654
AGGRESSIVE FUND	99,364	52,366	43,170	194,900
CONSERVATIVE FUND	94,401	45,624	28,337	168,362
FLEXIBLE INCOME FUND	63,563	17,601	34,352	115,516
TACTICAL FUND	68,510	39,159	26,109	133,778
SUSTAINABLE IMPACT FUND	—	—	34,652	34,652

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. Fees paid by the Funds for Administration services for the year ended September 30, 2017 are disclosed in the Statements of Operations.

46	Annual Report 2017

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2017, continued

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”). Both the Distributor and Custodian are both affiliates of the Administrator.

U.S. Bank receives fees from the underlying funds (“Underlying Funds”) in which the Funds invest for servicing these same shareholder accounts of the underlying Funds by third parties. USBFS and the Funds have agreed that USBFS will reduce its fees for fund administration, fund accounting, fund transfer agency and fund custodial services in an amount equal to 70% of the fees received by U.S. Bank. For the year ended September 30, 2017, this expense reduction, in aggregate, equaled $74,809, $4,339, $17,835, $25,283, $11,066 and $0 for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, Tactical Fund and Sustainable Impact Fund, respectively. These expense reductions are reflected on the Statement of Operations as “expenses paid indirectly.”

NOTE 4 – PURCHASES AND SALES OF SECURITIES
The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the year ended September 30, 2017 are as follows:

	Purchases	Sales
UPGRADER FUND	$385,414,020	$414,310,445
AGGRESSIVE FUND	85,722,941	99,124,574
CONSERVATIVE FUND	72,560,452	74,296,174
FLEXIBLE INCOME FUND	83,921,459	78,330,267
TACTICAL FUND	133,312,908	143,664,101
SUSTAINABLE IMPACT FUND	12,250,070	2,234,126

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the year ended September 30, 2017 and the year ended September 30, 2016 were as follows:

	Year Ended September 30, 2017		September 30, 2016
	Ordinary Income	Long-Term Capital Gain*	Ordinary Income	Long-Term Capital Gain*
UPGRADER FUND	$1,142,183	$ —	$1,249,259	$ —
AGGRESSIVE FUND	139,195	—	45,789	—
CONSERVATIVE FUND	786,756	—	801,257	1,363,384
FLEXIBLE INCOME FUND	2,267,986	—	3,228,339	—
TACTICAL FUND	128,072	—	208,887	—
SUSTAINABLE IMPACT FUND	—	—	—	—
* Designated as long-term capital gain divided, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2017.

As of September 30, 2017, components of distributable earnings on a tax basis were as follows:

	FUNDX UPGRADER FUND	FUNDX AGGRESSIVE	FUNDX CONSERVATIVE
		UPGRADER FUND	UPGRADER FUND
Cost of investments	$205,659,996	$39,324,299	$54,544,829
Gross tax unrealized appreciation	16,666,823	4,087,448	3,132,195
Gross tax unrealized depreciation	(22,423)	(3,320)	(42,977)
Net tax unrealized appreciation	$16,644,400	$4,084,128	$3,089,218
Undistributed ordinary income	$1,008,825	$ —	$2,247,779
Undistributed long-term capital gain	—	—	1,919,477
Total distributable earnings	1,008,825	—	4,167,256
Other accumulated loss	—	(51,431)	—
Total accumulated gain/(loss)	$17,653,225	$4,032,697	$7,256,474

Annual Report 2017	Upgraderfunds.com	47

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2017, continued

	FUNDX FLEXIBLE	FUNDX TACTICAL	FUNDX SUSTAINABLE
	INCOME FUND	UPGRADER FUND	IMPACT FUND
Cost of investments	$94,905,139	$39,589,460	$10,095,927
Gross tax unrealized appreciation	3,217,097	1,690,986	745,014
Gross tax unrealized depreciation	(13,771)	(66,533)	(1,504)
Net tax unrealized appreciation	$3,203,326	$1,624,453	743,510
Undistributed ordinary income	$2,478,163	$19,314	$18,417
Undistributed long-term capital gain	—	—	1,286
Total distributable earnings	2,478,163	19,314	19,703
Other accumulated loss	(3,015,776)	—	—
Total accumulated gain/(loss)	$2,665,713	$1,643,767	$763,213

Differences between book-basis and tax-basis unrealized appreciation is attributable to wash sale deferrals.

NOTE 6 – CREDIT FACILITY
U.S. Bank N.A. had made available a $50 million unsecured line of credit pursuant to a Loan and Security Agreement for the Funds in aggregate to be used temporarily for extraordinary or emergency purposes, including the financing of redemptions. For the year ended September 30, 2017 the average interest rate on the credit facility was the prime rate for each of the Funds. Advances were not collateralized by a first lien against the Funds’ assets. During the year ended September 30, 2017 the Funds had the following:

	Outstanding Daily Average Balance for the Period	Maximum Amounts Outstanding for the Period	Interest Expense for the Period	Average Interest Rate
UPGRADER FUND	$15,129	$1,885,000	$737	3.90%
AGGRESSIVE FUND	48,995	918,000	1,864	3.88%
CONSERVATIVE FUND	9,307	583,000	366	3.85%
FLEXIBLE INCOME FUND	23,471	1,908,000	999	3.91%
TACTICAL FUND	685	241,000	26	3.50%

NOTE 7 – UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES
As of September 30, 2017, the Tactical Upgrader Fund invested 24.9% of its net assets in Fidelity Investments Money Market Government Portfolio – Institutional Class (“Fidelity Money Market Fund”). The investment in Fidelity Money Market Fund represented less than 0.04% of its net assets, which was approximately $29.9 billion at September 30, 2017. If the Advisor determines that it is in the best interest of the Tactical Upgrader Fund and its shareholders, it may redeem its investment.

The performance of the Tactical Upgrader Fund may be directly affected by the performance of the Fidelity Money Market Fund. The investment strategy of Fidelity Money Market Fund: invest at least 99.5% of total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). The net expense ratio per the March 31, 2017 Annual Report of Fidelity Money Market Fund was 0.18%. The financial statements of the Fidelity Money Market Fund can be found at the Fidelity website www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.

48	Annual Report 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders of
FundX Investment Trust

We have audited the accompanying statements of assets and liabilities of the FundX Upgrader Fund, the FundX Aggressive Upgrader Fund, the FundX Conservative Upgrader Fund, the FundX Flexible Income Fund, the FundX Tactical Upgrader Fund and the FundX Sustainable Impact Fund (collectively the “Funds”), each a series of shares of FundX Investment Trust (the “Trust”), including the schedules of investments as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended, and with respect to FundX Sustainable Impact Fund, the statement of operations, statement of changes in net assets, and the financial highlights for the period March 31, 2017 (commencement of operations) to September 30, 2017. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds as of September 30, 2017 the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the five years in the period then ended, and with respect to FundX Sustainable Impact Fund, the statement of operations, the statement of changes in net assets and the financial highlights for the period March 31, 2017 (commencement of operations) to September 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 22, 2017

Annual Report 2017	Upgraderfunds.com	49

EXPENSE EXAMPLE FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)

As a shareholder of the FundX Upgrader Funds (the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. In addition to the costs discussed, the FundX Upgrader Funds also incur aquired fund fees and expenses that are not contemplated in the table below. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES
The first line of the tables below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the examples below. The examples below include, but are not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid
	Value 4/1/2017	Value 9/30/2017	During the Period*
FUNDX UPGRADER FUND
Actual	$1,000.00	$1,075.90	$6.58
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.73	$6.40
FUNDX AGGRESSIVE UPGRADER FUND
Actual	$1,000.00	$1,079.90	$7.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.34	$6.79
FUNDX CONSERVATIVE UPGRADER FUND
Actual	$1,000.00	$1,051.50	$6.75
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.49	$6.64
FUNDX FLEXIBLE INCOME FUND
Actual	$1,000.00	$1,032.60	$4.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.24	$4.87
FUNDX TACTICAL UPGRADER FUND
Actual	$1,000.00	$1,064.90	$6.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.51	$6.62
FUNDX SUSTAINABLE IMPACT FUND
Actual	$1,000.00	$1,100.80	$7.04
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.37	$6.76

* The calculations are based on expenses incurred during the most recent six-month period. The annualized six-month expense ratios for FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, FundX Tactical Upgrader Fund, and FundX Sustainable Impact Fund were 1.26%, 1.34%, 1.31%, 0.96%, and 1.34%, respectively. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 to reflect the one-half year period.

50	Annual Report 2017

TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust (1)
Jan Gullett (born 1954) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Lead Trustee	Indefinite term; Since April 2014	Retired, formerly President & Founder, AVANTX, Inc. (a technology firm focused on research and development using dynamic evolution for algorithm based trading signals), 2006-2016.	6	None
Gregg B. Keeling (born 1955) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Retired; Acting President of Meridian Fund, Inc. (SEC registered investment company), 2012-2013; CFO of Meridian Fund, Inc. 1999-2013; CCO of Meridian Fund, Inc. and Aster Investment Management Company, Inc. (SEC registered investment adviser) 2004-2013; Vice President of Operations, Aster Investment Management Company, Inc., 1999-2013.	6	None
Kimun Lee (born 1946) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Investment Adviser and Principal, Resources Consolidated (1980-Present).	6
Director, Board of Firsthand Technology Value Fund, (One Portfolio) (2010-Present). Trustee, Firsthand Funds (two portfolios) (2013-Present). Principal and Director of iShares Delaware Trust Sponsor, LLC, a commodity pool operator that operates iShares Gold Trust, iShares Silver Trust, iShares Dow Jones - UBS Roll Select Commodity Index Trust and iShares S&P GSCI Commodity-Indexed Trust. (2009-Present).

Interested Trustees and Officers of the Trust
Janet Brown (born 1950) FundX Investment Group 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Chairperson and Interested Trustee	Indefinite Term; Since March 2014	President, FundX Investment Group, since 1978.	6	N/A

Annual Report 2017	Upgraderfunds.com	51

TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

Interested Trustees and Officers of the Trust
Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Jason Browne (born 1970) FundX Investment Group 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	President	Indefinite Term; Since April 2014	Chief Investment Officer, FundX Investment Group, since June 2000.	N/A	N/A
Sean McKeon (born 1957) FundX Investment Group 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Chief Compliance Officer Treasurer	Since August 2015 Indefinite Term; Since April 2014	Portfolio Manager, FundX Investment Group, since 1990.	N/A	N/A
Jeff Smith (born 1975) FundX Investment Group 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Secretary	Indefinite Term; Since April 2014	Managing Partner, FundX Investment Group, since 2001.	N/A	N/A

52	Annual Report 2017

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

On May 17, 2017, the Fund’s Board of Trustees, by a unanimous vote, including a separate vote of those trustees who are not “interested persons” (as defined in the Investment Company Act of 1940), approved the renewal and continuation of the investment management agreement (the “Advisory Agreement”) between FundX Investment Trust (the “Trust”), on behalf of FundX Upgrader Fund, FundX Flexible Income Fund, FundX Conservative Upgrader Fund, FundX Aggressive Upgrader Fund, and FundX Tactical Upgrader Fund (collectively the “Funds”) and its investment advisor, FundX Investment Group, LLC (the “Advisor”) for an additional term of one year through August 4, 2018.

In addition, at a meeting held earlier, on August 31, 2016, the Board approved the organization of the FundX Sustainable Impact Fund, including the amendment to the existing Advisory Agreement to include the new Fund for an initial term of two years through August 2018. In approving the Advisory Agreement amendment, the Board received and reviewed substantially similar materials to those provided by the Advisor in connection with the annual Advisory Agreement review described below. The Board noted that the nature and extent of the services to be provided by the Advisor to the new Fund are essentially the same as the services provided to the existing Funds. The Board also noted that although the new Fund had no performance data to be reviewed, the Board considered the prior investment results achieved by the Advisor for the existing Funds. Given the similarity and substantial overlap of the review process for the new Fund with that of the existing Funds, details of the information provided by the Advisor, the factors considered as part of the review process and the Board’s conclusions related to the new Fund are combined with the existing Funds below.

In connection with their deliberations related to the Advisory Agreement, the Board requested, and the Advisor provided, information that the Board (with the advice from independent legal counsel) deemed reasonably necessary for the Independent Trustees to gain a sufficiently detailed understanding of the services provided by the Advisor and to ensure that all necessary and relevant information was duly considered.

The Board considered a variety of factors in connection with its review of the Advisory Agreement, also taking into account information provided by the Advisor during the course of the year. The following summarizes key factors considered:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the Fund by the Advisor. These services included, but were not limited to, directing each individual Fund’s investments in accordance with its investment program and the overall management of the Funds’ investment portfolios, as well as a variety of related activities such as investment valuation and pricing; operational and administrative services; compliance; maintaining the Fund’s records, filings and registrations; and shareholder communications. In particular, the Board considered and reviewed the Advisor’s compliance record, as well as the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the Funds. The resources and capabilities of the Advisor and the services provided by Advisor personnel were reviewed and were deemed to be adequate in all material respects and in line with industry standards. The Board requested and received reports on the Advisor’s plans and commitments with respect to research and development initiatives and improvements to the investment decision and risk metric ranking processes. The Board additionally considered the portfolio transaction costs incurred by the Funds and noted the Advisor’s ability to manage investment portfolios with relatively low brokerage commissions, transaction costs and portfolio turnover rates. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor. The Board also considered the Advisor’s stated strategy to invest in other investment companies (“Acquired Funds”), rather than making direct investments in the underlying securities in which the Acquired Funds invest. The Board concluded that the services provided under the Advisory Agreement were not duplicative of the services provided under the Acquired Funds’ advisory contracts.

Comparative Performance and Expense Information
The Board reviewed and considered independent performance and expense summaries provided by Morningstar® with respect to each Fund compared with peer group funds managed by other advisors identified by Morningstar. The Morningstar reports provided information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and appropriate indices, including risk adjusted performance analysis, standard deviation versus total return and performance consistency. The Board discussed these reports with Morningstar representatives, receiving additional details regarding the format, content and methodologies utilized by Morningstar in the preparation of the reports. The Morningstar representatives noted and reported that the Advisor’s proprietary “upgrading” strategy for the Funds makes the Funds somewhat unique compared to other funds in the Morningstar peer group universe, which was duly considered as part of the Board’s evaluation of the Morningstar reports. The Board also considered that the Advisor’s fund of funds structure provides certain advisory services not provided by peer funds which lack this structure. These services include proprietary “upgrading” methodologies for portfolio construction, with constant monitoring and on-going rotation among funds held in investment portfolios.

The Board considered short-term, intermediate and long-term investment performance for each Fund. While the information provided in the Morningstar® report showed that the Funds’ short-term performance lags their respective benchmarks and compares unfavorably to some peers, it was noted that over certain intermediate periods for each Fund, performance compared favorably to peer group medians. The Board considered the Advisor’s on-going and long-term commitment to the Advisor’s proprietary “upgrading” strategy and risk ranking methodology in relation to total return performance over various periods for all Funds and concluded that the Advisor provides value for shareholders by utilizing a consistent, transparent and disciplined investment strategy over longer periods of time. In addition, the Board considered that the investment performance delivered by the Advisor to the Funds appeared to be consistent with the relevant performance delivered for other clients of the Advisor.

The Board considered expense ratios and base management fees for each of the Funds and concluded that they were within a reasonable

Annual Report 2017	Upgraderfunds.com	53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED), continued

range when compared to peer funds with similar management fee structures, particularly in light of the Funds not having 12b-1 fees, in contrast to the majority of the Morningstar peer group funds. The Board also considered the Advisor’s continuing commitment to provide expense limitation agreements for the Funds and noted that each Fund has breakpoints set at certain asset levels which reasonably enable shareholders to benefit from economies of scale with growth of the Funds. In particular, with respect to the Sustainable Impact Fund, the Board noted that expense caps are in place so that the Advisor is effectively subsidizing and absorbing a portion of the operational costs of this newly launched fund until it reaches scale.

Other Considerations
The Board considered the Funds’ portfolio turnover and brokerage commissions, including “soft dollar” arrangements, and concluded that the Advisor does not unduly benefit from such arrangements or receive other “fall out” benefits related to Fund portfolio trading.

The Board additionally considered that the Advisor has made a substantial commitment to recruiting and retaining high quality personnel and maintaining sufficient financial, compliance and operational resources reasonably necessary to manage the Funds in a consistently professional manner and in the best interests of the Funds and their shareholders. The Board also noted that the Advisor has a longstanding professional and entrepreneurial commitment to the proprietary “upgrader” management process and to the success of the Funds.

The Independent Trustees also considered the fees charged to the Funds in relation to the fees charged to the Advisor’s private accounts. They concluded that the fees charged to the Funds are not in excess of fees charged to Advisor’s private account clients. The management fees for the Funds were deemed to be reasonable when considered in relation to the additional work the Advisor is required to perform for fund shareholder accounts, versus private accounts, in particular with respect to added regulatory compliance burdens, expanded disclosure requirements, record keeping and reporting. The Board also considered the Advisor’s responsibilities with respect to the oversight of service providers; oversight of the Funds’ website; oversight and management of the relationships with financial intermediaries that purchase the Funds on behalf of their clients; and monitoring and oversight of the Funds’ compliance with requirements applicable to mutual funds registered under the 1940 Act and the Internal Revenue Code that do not apply to the Advisor’s separate account clients.

The Board also reviewed and considered information regarding the Advisor’s financial position and the Advisor’s overall profitability, taking into account both the direct benefits and the indirect benefits to the Advisor on account of the advisory relationship with the Funds. The Board considered multiple factors with respect to profitability, including the Advisor’s corporate capital structure and capital investment, along with management expenses, staffing levels, employee incentives and compensation. In light of such factors, the Board concluded that the profits and profitability of the Advisor are reasonable and that the Advisor’s profit levels are adequate to support the level and scope of services that the Advisor has contractually agreed to provide to the Funds.

Conclusions
On the basis of the Board’s consideration and review of the services to be performed and the fees to be charged by the Advisor for investment advisory services, and in light of overall expense ratios and investment performance of comparable peer group funds, the Board concluded that the investment advisory fee levels are reasonable and acceptable.

Based on their evaluation of all and certain relevant material factors, summarized above, and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the approval of the renewal and continuation of the Advisory Agreement is in the best interests of each Fund and its shareholders. In making their decisions, the Board did not identify any one single factor as being controlling; rather the Board weighted and balanced a combination of factors deemed relevant by the Board.

54	Annual Report 2017

INFORMATION ABOUT PROXY VOTING (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 455-FUND [3863] and by accessing the Funds’ website at www.upgraderfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at (866) 455-FUND [3863]. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (UNAUDITED)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 455-FUND [3863]. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.upgraderfunds.com within five business days after each month-end.

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2017, certain dividends paid by the Funds may qualify as “qualified dividends” which are generally subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

UPGRADER	100.00%
AGGRESSIVE UPGRADER	100.00%
CONSERVATIVE UPGRADER	55.94%
FLEXIBLE INCOME	28.53%
TACTICAL UPGRADER	100.00%
SUSTAINABLE IMPACT	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2017 was as follows:

UPGRADER	100.00%
AGGRESSIVE UPGRADER	100.00%
CONSERVATIVE UPGRADER	44.91%
FLEXIBLE INCOME	18.71%
TACTICAL UPGRADER	100.00%
SUSTAINABLE IMPACT	0.00%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund were as follows (unaudited).

UPGRADER	0.00%
AGGRESSIVE UPGRADER	0.00%
CONSERVATIVE UPGRADER	0.00%
FLEXIBLE INCOME	0.00%
TACTICAL UPGRADER	0.00%
SUSTAINABLE IMPACT	0.00%

Annual Report 2017	Upgraderfunds.com	55

HOUSEHOLDING (UNAUDITED)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (866) 455-FUND [3863]  to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 455-FUND [3863].Furthermore,  you can obtain the SAI on the SEC’s website at www.sec.gov  or the Funds’ website at www.upgraderfunds.com.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

● Information we receive about you on applications or other forms;
● Information you give us orally; and
● Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

56	Annual Report 2017

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Fund	Symbol	CUSIP

FundX Upgrader Fund	FUNDX	360876106

FundX Aggressive Upgrader Fund	HOTFX	360876403

FundX Conservative Upgrader Fund	RELAX	360876304

FundX Flexible Income Fund	INCMX	360876205

FundX Tactical Upgrader Fund	TACTX	360876502

FundX Sustainable Impact Fund	SRIFX	360876700

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Contact Us:	For more about our funds and their strategy: 800-763-8639 www.upgraderfunds.com For account information: 866-455-FUND

Advisor	Distributor	Transfer Agent
FundX Investment Group LLC	Quasar Distributors, LLC	U.S. Bancorp Fund Services, LLC
101 Montgomery Street, Suite 2400	615 East Michigan Street	615 East Michigan Street
San Francisco, CA 94104	Milwaukee, WI 53202	Milwaukee, WI 53202

Independent Registered
Custodian	Public Accounting Firm	Legal Counsel
U.S. Bank, N.A. Custody Operations	Tait, Weller & Baker LLP	Cravath & Associates, LLC
1555 N. River Center Drive, Suite 302	1818 Market Street, Suite 2400	19809 Shady Brook Way
Milwaukee, WI 53212	Philadelphia, PA 19103	Gaithersburg, MD 20879

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its Code of Ethics by mail when they call the registrant at 1-800-455-3863.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees (the “trustees”) has determined that there is at least one audit committee financial expert serving on its audit committee. Gregg B. Keeling is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2017	FYE 09/30/2016
Audit Fees	$116,900	$123,400
Audit-Related Fees	$0	$0
Tax Fees	$16,200	$15,600
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2017	FYE 09/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2017	FYE 09/30/2016
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to Registrant’s form N-CSR filed December 3, 2014.  Also, provided free of charge, upon request, as described in Item 2 of this form N-CSR.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  FundX Investment Trust

By (Signature and Title)* /s/ Jason Browne
                                             Jason Browne, President/Principal Executive Officer

Date  November 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jason Browne
                                             Jason Browne, President/Principal Executive Officer

Date  November 30, 2017

By (Signature and Title) * /s/ Sean McKeon
                                              Sean McKeon, Treasurer/Principal Financial Officer

Date  November 30, 2017